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                                                                   EXHIBIT 10



                         [ERNST & YOUNG LLP LETTERHEAD]



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report on Security First Life Insurance Company dated February 9, 1996 in the Registration Statement contained in the Statement of Additional Information.



                                    /s/ Ernst & Young LLP
                                    ---------------------------
                                        ERNST & YOUNG LLP


Los Angeles, California
November 1, 1996